Exhibit 99.1

Bionano Genomics Announces Proposed Underwritten Public Offering of Common Stock

SAN DIEGO, Jan. 19, 2021 (GLOBE NEWSWIRE) -- Bionano Genomics, Inc. (Nasdaq: BNGO), announced today that it plans to offer and sell, subject to market and other conditions, shares of its common stock in an underwritten public offering. There can be no assurance as to whether or when the offering may be completed, or the actual size or terms of the offering. Bionano also expects to grant the underwriters a 30-day option to purchase up to an additional 15% of the number of shares of common stock offered in the offering, to cover over-allotments, if any. All of the shares in the proposed offering are to be sold by Bionano.

Oppenheimer & Co. Inc. is acting as the sole book-running manager for the offering. BTIG, LLC is acting as the lead manager, and Ladenburg Thalmann & Co. Inc. and Maxim Group LLC are acting as the co-managers.

The shares are being offered pursuant to a "shelf" registration statement on Form S-3, including a base prospectus, that was previously filed by Bionano and became automatically effective under the rules of the Securities and Exchange Commission (the “SEC”) on January 19, 2021. A preliminary prospectus supplement relating to the offering will be filed with the SEC and will be available on the website of the SEC at www.sec.gov. When available, copies of the preliminary prospectus supplement and accompanying prospectus relating to the offering may be obtained from: Oppenheimer & Co. Inc., Attention: Syndicate Prospectus Department, 85 Broad Street, 26 th Floor, New York, New York 10004, by telephone at 212-667-8055, or by email at EquityProspectus@opco.com .

Before investing in the offering, you should read in their entirety the preliminary prospectus supplement and the accompanying prospectus and the other documents that Bionano has filed with the SEC that are incorporated by reference in the preliminary prospectus supplement and the accompanying prospectus, which provide more information about Bionano and the offering.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Bionano Genomics

Bionano is a genome analysis company providing tools and services based on its Saphyr system to scientists and clinicians conducting genetic research and patient testing, and providing diagnostic testing for those with autism spectrum disorder (ASD) and other neurodevelopmental disabilities through its Lineagen business. The Saphyr system is comprised of an instrument, chip consumables, reagents and a suite of data analysis tools, and genome analysis services to provide access to data generated by the Saphyr system for researchers who prefer not to adopt the Saphyr system in their labs.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, without limitation, statements about Bionano’s expectations regarding the completion, timing and size of the public offering. Words such as “may,” “will,” “expect,” “plan,” “anticipate,” “estimate,” “intend” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) convey uncertainty of future events or outcomes and are intended to identify these forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. Among the factors that could cause actual results to differ materially from those indicated in the forward-looking statements are risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the offering, as well as risks and uncertainties associated with Bionano’s business and financial condition in general, including the risks and uncertainties described in Bionano’s Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the SEC, and Bionano’s subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement, and Bionano undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.
Contacts

Company Contact:
Erik Holmlin, CEO
Bionano Genomics, Inc.
+1 (858) 888-7610
eholmlin@bionanogenomics.com

Investor Relations Contact:
Ashley R. Robinson
LifeSci Advisors, LLC
+1 (617) 430-7577
arr@lifesciadvisors.com